Exhibit 99.1

EXECUTION VERSION

SECOND AMENDMENT TO FORBEARANCE AGREEMENT

AND SIXTEENTH AMENDMENT TO

LOAN AND SECURITY AGREEMENT

THIS SECOND AMENDMENT TO FORBEARANCE AGREEMENT AND SIXTEENTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Agreement”) is made as of this 30th day of April, 2019 by and among REVOLUTION LIGHTING TECHNOLOGIES, INC., a Delaware corporation (“RLT”), LIGHTING INTEGRATION TECHNOLOGIES, LLC, a Delaware limited liability company (“LIT”), TRI-STATE LED DE, LLC, a Delaware limited liability company (“Tri-State”), VALUE LIGHTING, LLC, a Delaware limited liability company (“Value Lighting”), ALL AROUND LIGHTING, L.L.C., a Texas limited liability company (“All Around”), ENERGY SOURCE, LLC, a Rhode Island limited liability company (“Energy Source”), REVOLUTION LIGHTING – E-LIGHTING, INC., a Delaware corporation (“RLT-E-Lighting”), SEESMART, LLC, a Delaware limited liability company (“Seesmart”), and TNT ENERGY, LLC, a Massachusetts limited liability company (“TNT Energy”, and together with RLT, LIT, Tri-State, Value Lighting, All Around, Energy Source, RLT-E-Lighting, and Seesmart, singly and collectively, jointly and severally, “Borrowers” and each a “Borrower”), the Guarantors party hereto (each a “Guarantor” and collectively, jointly and severally, the “Guarantors”; and, together with the Borrowers, each an “Obligor” and collectively, jointly and severally, the “Obligors”), and BANK OF AMERICA, N.A., a national banking association (“Lender”).

W I T N E S S E T H:

WHEREAS, the Obligors and the Lender are parties to a certain Loan and Security Agreement, dated as of August 20, 2014 (as amended, modified, supplemented or restated and in effect from time to time, collectively, the “Loan Agreement”);

WHEREAS, the Obligors and the Lender are also parties to a certain Forbearance Agreement and Fourteenth Amendment to Loan and Security Agreement, dated as of November 21, 2018 (as most recently amended by that certain Amendment to Forbearance Agreement and Fifteenth Amendment to Loan and Security Agreement, dated as of February 7, 2019, and as further amended, modified, supplemented or restated and in effect from time to time, collectively, the “Forbearance Agreement”);

WHEREAS, the Forbearance Amendment and Fifteenth Amendment Subject Defaults (as defined in the Forbearance Amendment and Fifteenth Amendment) remain in effect, and the Lender has not waived the Forbearance Amendment and Fifteenth Amendment Subject Defaults;

WHEREAS, the Obligors have not delivered to the Lender audited consolidated balance sheets as of the end of Fiscal Year 2018, along with all accompanying information thereto, as required under Section 9.1.2 of the Loan Agreement and subclause (a) of Exhibit E to the Loan Agreement (as most recently amended by the Forbearance Amendment and Fifteenth Amendment) by April 30, 2019, thus constituting a Default under the Loan Agreement as of the date hereof, thus constituting an Event of Default under the Loan Agreement (collectively, the “2018 Financial Reporting Default”, and together with the Forbearance Amendment and Fifteenth Amendment Subject Defaults, collectively, the “Second Forbearance Amendment and Sixteenth Amendment Subject Defaults.”)

WHEREAS, the Obligors have requested that the Lender to continue to forbear from (x) demanding the payment of the Obligations as a result of the Second Forbearance Amendment and Sixteenth Amendment Subject Defaults, and (y) exercising certain of its rights and remedies against the Obligors and the Collateral on account of the Second Forbearance Amendment and Sixteenth Amendment Subject Defaults, and (iii) modify and amend certain terms and conditions of the Loan Agreement; and

WHEREAS, the Lender is willing to continue to so waive, forbear and amend certain terms and conditions of the Loan Agreement, but only upon and subject to the terms and conditions set forth in this Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Obligors and the Lender agree as follows:

1.    Capitalized Terms. All capitalized terms used herein and not otherwise defined shall have the same meaning herein as in the Loan Agreement or Forbearance Agreement, as amended and as applicable. In addition, the following terms used in this Agreement shall have the following meanings:

2.    Acknowledgment of Obligations. Obligors hereby acknowledge and agree that, in accordance with the terms and conditions of the Loan Documents, the Obligors are unconditionally jointly and severally liable to the Lender for the Obligations, including, without limitation, the following amounts as of the dates indicated below:

(a)	Revolver Loans as of April 26, 2019:

Principal:         $20,787,452.38

(b)	LC Obligations as of April 26, 2019:

Principal:         $0.00

(c)	Bank Product Debt as of April 26, 2019:

Principal:         $0.00

(d)	Unused Fee as of April 26, 2019:

                          Fee:         $3,737.28

(e)	Unpaid attorneys’ fees and expenses as of the Second Forbearance Amendment and Sixteenth Amendment Effective Date:

                         $67,794.59

(f)

For all interest heretofore or hereafter accruing under the Loan Documents, for all fees heretofore or hereafter accruing under the Loan Documents, and for all Extraordinary Expenses heretofore or hereafter incurred by any Lender in connection with, and any other amounts due under, the Loan Documents, including, without limitation, all Extraordinary Expenses incurred in connection with the negotiation and preparation of this Agreement and all documents, instruments, and agreements incidental hereto.

3.    Continued Forbearance by Lender. Each Obligor acknowledges and agrees that (i) the Forbearance Agreement remains in full force and effect, except as modified hereby, (ii) the Second Forbearance Amendment and Sixteenth Amendment Subject Defaults are continuing as of the date hereof, and (iii) that Lender has the right to immediately commence enforcement of Lender’s rights and remedies under the Loan Documents and otherwise, including, without limitation, demanding the payment of the Obligations and exercising its rights and remedies against the Obligors and the Collateral. In consideration of the Obligors’ performance in accordance with each and every term and condition of this Agreement, as and when due, the Lender agrees to continue to forbear from accelerating the Obligations, demanding payment thereof, and exercising its rights and remedies against the Obligors and the Collateral otherwise available to Lender upon the occurrence of such Second Forbearance Amendment and Sixteenth Amendment Subject Defaults, until the earlier of: (i) the Forbearance Termination Date (as amended hereby), or (ii) the occurrence of a Termination Event. For avoidance of doubt, the period commencing as of the date of the effectiveness of this Agreement and ending on the earlier of (i) or (ii) above shall be referred to as the “Forbearance Period”. Further, for avoidance of doubt, during the Forbearance Period, and in consideration of the Obligors’ performance in accordance with each and every term and condition of this Agreement, as and when due, the Lender agrees to forbear from taking (or omitting to take) any action otherwise available to Lender solely as a result of the existence of the 2018 Financial Reporting Default.

4.    Terms of Continued Forbearance. The Lender’s agreements to continue to forbear, set forth herein, are subject to each of the following terms and conditions and, to the extent necessary, the Loan Documents are hereby amended to conform to the following terms and conditions:

(a)

Revolver Loans during Forbearance Period. For avoidance of doubt, and as set forth in the Forbearance Agreement, as a result of the Second Forbearance Amendment and Sixteenth Amendment Subject Defaults, the Lender has no further obligation to make any Revolver Loans and/or to issue Letters of Credit (hereinafter, each of such financial accommodation shall be referred to as a “Forbearance Period Financial Accommodation”). Notwithstanding the foregoing, the Lender agrees to make Forbearance Period Financial Accommodations subject to and in accordance with the terms and conditions of the Loan Agreement, this Agreement, and the other Loan Documents, until the earlier of (i) the Forbearance Termination Date, or (ii) occurrence of a Termination Event. Without limiting the generality of the foregoing, the Lender shall have no obligation to make any Forbearance Period Financial

Accommodation, if, prior to the making of such Forbearance Period Financial Accommodation, an Overadvance then exists, or after giving effect to the making of such Forbearance Period Financial Accommodation, an Overadvance would then exist (each instance, being an “Additional Forbearance Period Overadvance”), unless such Additional Forbearance Period Overadvance is repaid in accordance with the provisions of Section 7(a) of this Agreement prior to the making such Forbearance Period Financial Accommodation. The Lender shall promptly advise the Borrowers of the amount of any such Additional Forbearance Period Overadvance.

(b)

Repayment of Obligations. Without in any way derogating from any of Obligors’ obligations under the Loan Documents, Obligors shall continue to remit all regularly scheduled payments (whether due on account of any Revolver Loans, or otherwise, including all principal, interest, fees, costs and other amounts) which may become due under the Loan Documents, as and when such payments are due (other than, for the avoidance of doubt, payments becoming due solely as a result of one or more Second Forbearance Amendment and Sixteenth Amendment Subject Defaults). For avoidance of doubt, the Full Payment of the Obligations shall become due and payable without demand by Lender upon the earlier of (i) the Forbearance Termination Date, or (ii) occurrence of a Termination Event.

(c)

Forbearance Fee. In consideration of the Lender’s agreements set forth herein, Obligors agree to pay the Lender a non-refundable forbearance fee in the amount of $12,500.00 (the “Forbearance Amendment Fee”). The Forbearance Amendment Fee shall be: (i) fully earned by the Lender as of the Second Forbearance Amendment and Sixteenth Amendment Effective Date, (ii) retained by the Lender as a fee under all circumstances and shall not be applied in reduction of any other of the Obligations, and (iii) paid to the Lender in good and collected upon the execution of this Agreement.

(d)	Field Examination and Appraisal.

(i)    Obligors agree that by no later than May 6, 2019, Lender shall have received from the Obligors satisfactory evidence of delivery to Hilco Valuation Services, LLC (“Hilco”) of sufficient information regarding Inventory of the Obligors so that Hilco may conduct a full appraisal of such Inventory.

(ii)    Obligor agrees that it will fully cooperate with Lender’s field examiner to ensure that by no later than May 31, 2019, Lender shall have received from such field examiner a final full inspection, audit and/or field examination of the Obligors’ books and records, including, without limitation, discussions with the Obligors’ officers, employees, agents, advisors and/or independent accountants, which shall have been completed immediately after the close of the Fiscal Month ending March 31, 2019, and all aspects of such examination shall be to the sole satisfaction of Lender.

(iii)    Obligors agree that Lender reserves the right to, in its sole discretion, make changes to advance rates or Availability Reserves, pursuant to the terms and conditions of the Loan Agreement, which changes shall be implemented within 15 days of receipt of such field examination and appraisal as described in Sections 4(d)(i) and 4(d)(ii) above.

5.    Effect of Termination. Upon the expiration of the Forbearance Period or the occurrence of a Termination Event: (a) the agreements of the Lender set forth herein shall automatically terminate; (b) at Lender’s option, Lender may declare all Obligations to be immediately due and payable in full, provided, however, that if an Event of Default of the type described in Section 10.1(j) of the Loan Agreement shall have occurred, then all outstanding Obligations shall automatically become immediately due and payable in full without presentment, demand, or notice; and (c) Lender may immediately commence enforcing the Lender’s rights and remedies pursuant to this Agreement, the Loan Documents, applicable law and otherwise, in such order and manner as Lender may determine appropriate in its sole and exclusive discretion.

6.    Amendments to Loan Agreement. The Loan Agreement is hereby amended as follows:

(a)	The definition of “Additional LaPenta Note” as contained in Section 1.1 of the Loan Agreement (Definitions) is hereby deleted in its entirety and the following substituted in its stead:

“Additional LaPenta Note: means one or more promissory notes in an aggregate principal amount not to exceed $16,000,000 executed and delivered by RLT in favor of LaPenta after the Forbearance and Fourteenth Amendment Effective Date; provided that, (i) such note(s) shall be in a form identical to the form of the Consolidated Aston/LaPenta Note (other than the amount), (ii) the proceeds of which shall be used for working capital obligations of the Obligors, and any other Obligations, and (iii) RLT shall provide the Lender with a complete copy of such executed Additional LaPenta Note within one (1) Business Day of the execution thereof. As of the Second Forbearance Amendment and Sixteenth Amendment Effective Date, the issued and outstanding principal amount of the Additional LaPenta Notes is $11,000,000.”

(b)	The definition of “Applicable Margin” as contained in Section 1.1 of the Loan Agreement (Definitions) is deleted in its entirety and the following substituted in its stead:

“Applicable Margin: means, as of the Second Forbearance Amendment and Sixteenth Amendment Effective Date through and including the Forbearance Termination Date, but subject to the terms and conditions of the Second Forbearance Amendment and Sixteenth Amendment, (i) 3.25% with respect to Base Rate Revolver Loans and (ii) 4.25% with respect to LIBOR Revolver Loans; provided further, that (a) such percentages with respect to Base Rate Revolver Loans and LIBOR Revolver Loans, respectively, shall be reduced by 25 basis points upon satisfaction of the following conditions, as confirmed by Lender: (i) receipt by Lender of satisfactory and acceptable (as determined by Lender in its sole discretion) results of a of a field examination for the period ending as of March 31, 2019 and updated Borrowing Base Certificate in substantial conformity with the results of such field examination, and (ii) confirmation by Lender that as of the effective date of such rate reduction, no Default or Event of Default then exists other than the Second Forbearance Amendment and Sixteenth Amendment Subject Defaults, and (b) in the event that the Lender has not received from Obligors satisfactory evidence of delivery to Hilco of the information regarding Inventory described in Section 4(d)(i)(A) of the Second Forbearance Amendment and Sixteenth Amendment by the date specified therein, such percentages with respect to Base Rate Revolver Loans and LIBOR Revolver Loans, respectively, shall be increased by 25 basis points until such date as such satisfactory evidence of delivery is received by Lender in accordance with the terms of Section 4(d)(i) of the Second Forbearance Amendment and Sixteenth Amendment.”

(c)	Subclause (m) of the definition of “Permitted Liens” as contained in Section 1.1 of the Loan Agreement (Definitions) is hereby amended and restated as follows:

“(m) Liens against the Obligors in favor of Aston and LaPenta to secure (i) the Consolidated Aston/LaPenta Note in an amount not to exceed the amount of the Consolidated Aston/LaPenta Note in existence as of the Forbearance and Fourteenth Amendment Effective Date, and (ii) any Additional LaPenta Note in an aggregate amount not to exceed $16,000,000, in all instances subject to the terms and conditions of the Aston/LaPenta Subordination Agreement.”

(d)	The definition of “Forbearance Termination Date” as defined in Section 1(d) of the Forbearance Agreement is hereby deleted in its entirety and the following substituted in its stead:

“Forbearance Termination Date: shall mean July 31, 2019.”

(e)

The definition of “Revolver Commitment” as contained in Section 1.1 of the Loan Agreement (Definitions) (as most recently amended by the Forbearance Amendment and Fifteenth Amendment) is hereby deleted in its entirety and the following substituted in its stead:

“Revolver Commitment: Lender’s obligation to make Revolver Loans and to issue Letters of Credit in an amount up to $30,000,000 in the aggregate.”

(f)

The provisions of Section 1.1 of the Loan Agreement (Definitions) (as most recently amended by the Forbearance Amendment and Fifteenth Amendment) are hereby amended by inserting the following new definitions in their applicable alphabetical orders:

“Second Forbearance Amendment and Sixteenth Amendment: means that certain Second Amendment to Forbearance Agreement and Sixteenth Amendment to Loan and Security Agreement, dated as of April 30, 2019, by and among the Obligors and the Lender.”

“Second Forbearance Amendment and Sixteenth Amendment Effective Date: means the effective date of the Second Forbearance Amendment and Sixteenth Amendment, which is April 30, 2019.”

“Hilco: has the meaning given to such term in Section 4(d)(i) of the Second Forbearance Amendment and Sixteenth Amendment.”

(g)	Section 9.1.15 of the Loan Agreement (Financial Consultant), is hereby deleted in its entirety and the following substituted in its stead:

“The Obligors have advised the Lender that they have retained and engaged, and shall continue to retain and engage, Gordon Lewis of Altman & Company LLC (the “Financial Consultant”), on terms and conditions reasonably satisfactory to the Lender, which Financial Consultant shall perform such tasks as requested by the Obligors in consultation with, and as reasonably satisfactory to, the Lender. In connection with the foregoing, the Obligors hereby:

(i)    Authorize the Lender to communicate directly with the Financial Consultant regarding all matters relating to the services to be rendered by Consultant to the Obligors, including, without limitation, to discuss all financial reports, business information, findings and recommendations of the Financial Consultant, and concerning the Obligors’ ongoing implementation of any restructuring strategies;

(ii)    Authorize and direct the Financial Consultant during the Forbearance Period to communicate directly with the Lender regarding all matters relating to the services to be rendered by Consultant to the Obligors, including, without limitation, to discuss all financial reports, business information, and all findings, and recommendations of the Financial Consultant, and to provide the Lender with copies of all reports and other information prepared or reviewed by the Financial Consultant, and the Obligors covenant and agree that the Lender may rely on any information provided by the Financial Consultant as if provided directly by the Obligors; and

(iii)    Agree not to terminate or materially alter the engagement of the Financial Consultant without obtaining the prior written consent of the Lender, which consent shall not be unreasonably denied.”

(h)

Section 9.2.7(e) of the Loan Agreement (Restrictions on Payment of Certain Debt) (as most recently amended by the Forbearance Amendment and Fifteenth Amendment) is hereby deleted in its entirety and the following substituted in its stead:

“(e)    Consolidated Aston/LaPenta Note and any Additional LaPenta Note, except that from and after the Second Forbearance and Sixteenth Amendment

Effective Date, the Borrowers may make regularly scheduled (i) cash payments (but not prepayments) of principal and/or interest on the Consolidated Aston/LaPenta Note and any Additional LaPenta Note in an aggregate amount not to exceed $125,000 in any calendar month, so long as before and after giving effect to such payment, no Event of Default (other than the Second Forbearance Amendment and Sixteenth Amendment Subject Defaults as defined in the Second Forbearance Agreement and Sixteenth Amendment) shall have occurred and be continuing, and (ii) payments in kind of interest, so-called “PIK interest”, at the rate required to be paid under the Consolidated Aston/LaPenta Note and any Additional LaPenta Note, to be added to the outstanding principal balances of such notes, as applicable;”

(i)	Section 9.3.2 of the Loan Agreement (Maximum Monthly Cash Burn) is hereby deleted in its entirety and the following substituted in its stead:

“9.3.2    Maximum Monthly Cash Burn. Shall not permit cumulative Cash Burn (calculated from January 1, 2019) to exceed:

(i) $1,728,000 through and including April 30, 2019;

(ii) $4,741,000 through and including May 31, 2019; and

(iii) $8,590,000 through and including June 30, 2019,

the foregoing calculations being in conformity with the financial plan set forth in Exhibit H annexed to the Forbearance Agreement in effect prior to the date hereof, all determined to the sole satisfaction of the Lender.”

7.    Amendments to Forbearance Agreement. The Forbearance Agreement is hereby amended as follows:

(a)	Paragraph 11 of the Forbearance Agreement (Additional LaPenta Note Cure Provisions) is hereby deleted in its entirety and the following substituted in its stead:

“11. Additional LaPenta Note Cure Provisions. Notwithstanding anything to the contrary contained in this Agreement or in any other Loan Document, and for avoidance of doubt, during the Forbearance Period the proceeds of any Additional LaPenta Note may be used (i) to repay any Additional Forbearance Period Overadvance, (ii) to satisfy the Cash Burn covenant set forth in Section 9.3.2 of the Loan Agreement as amended hereby, and/or (iii) to fulfill any other monetary Obligation of the Obligors under the Loan Documents as amended hereby (items (i) through and including (iv) each a “Curable Termination Event”), provided that, in each such event, (x) within one (1) Business Day after the occurrence thereof, Obligors notify Lender in writing of the existence of the applicable Curable Termination Event specifying in reasonable detail the nature and amount thereof and, (y) within two (2) Business Days after delivery of said notice, (1) the proceeds of an Additional LaPenta Note sufficient to cure said

Curable Termination Event are paid to Lender, and (2) Obligors furnish Lender with a copy of said Additional LaPenta Note. Immediately following the application of the proceeds of said Additional LaPenta Note in accordance with the previous sentence and compliance by the Obligors with the requirements of clauses (x) and (y), and subject to the other provisions of this Agreement, Lender agrees to continue to make Forbearance Period Financial Accommodations in accordance with Section 4(a) of the Second Forbearance Amendment and Sixteenth Amendment.”

8.    Ratification of Loan Documents. Except as specifically amended by this Agreement, and for the avoidance of doubt, all of the terms and conditions of the Loan Agreement, Forbearance Agreement, and of each of the other Loan Documents shall remain in full force and effect. The Obligors hereby ratify, confirm, and reaffirm all of the representations, warranties and covenants contained therein. Further, the Obligors warrant and represent that no Event of Default exists other than Second Forbearance Amendment and Sixteenth Amendment Subject Defaults, and nothing contained herein shall be deemed to constitute a waiver by the Lender of the Second Forbearance Amendment and Sixteenth Amendment Subject Defaults and/or any other Default or Event of Default which may nonetheless exist as of the date hereof.

9.    Waiver. Each Obligor acknowledges, confirms and agrees that it has no claims, counterclaims, offsets, defenses or causes of action against the Lender with respect to amounts outstanding under the Loan Agreement, the Forbearance Agreement or otherwise. To the extent such claims, counterclaims, offsets, defenses and/or causes of actions should exist, whether known or unknown, at law or in equity, each Obligor hereby WAIVES same and RELEASES the Lender from any and all liability in connection therewith.

10.    Conditions Precedent to Effectiveness. This Agreement shall not be effective until each of the following conditions precedent has been fulfilled to the sole satisfaction of the Lender:

(a)	This Agreement shall have been duly executed and delivered by the respective parties hereto, and shall be in full force and effect and shall be in form and substance satisfactory to the Lender.

(b)

All action on the part of the Obligors necessary for the valid execution, delivery and performance by the Obligors of this Agreement and all other documentation, instruments, and agreements to be executed in connection herewith shall have been duly and effectively taken and evidence thereof satisfactory to the Lender shall have been provided to the Lender.

(c)	The Lender shall have received payment from the Obligors of the Forbearance Fee.

(d)

The Lender shall have received an Omnibus Officer’s and Member’s Certificate of duly authorized officers and members, as applicable, of each of the Obligors certifying (i) that the attached copies of such Obligor’s Organic Documents are true and complete, and in full force and effect, without amendment except as shown; (ii) that an attached copy of resolutions authorizing execution and delivery of the Agreement and all documents referenced therein and related thereto are true and complete, and that such resolutions are in full force and effect, were duly adopted, have not been amended, modified or revoked, and constitute all resolutions adopted with respect to this credit facility; and (iii) to the title, name and signature of each Person authorized to sign such documents.

(e)

The Obligors shall have executed and delivered to the Lender such additional documents, instruments, and agreements as the Lender may reasonably request, including, but not limited to, all documents identified on the Document Agenda attached hereto as Exhibit “A”.

(f)

In accordance with the terms and conditions of Loan Agreement, the Obligors shall pay to Lender all costs and expenses of the Lender, including, without limitation, reasonable attorneys’ fees, in connection with the preparation, negotiation, execution and delivery of this Agreement, all documents related thereto and/or associated therewith in the aggregate amount of $67,794.59 (as of the Second Forbearance Amendment and Sixteenth Amendment Effective Date, and which amount includes outstanding invoices in the aggregate amount of $56,719.79).

11.    Miscellaneous.

(a)

This Agreement may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument. Delivery of an executed signature page of this Agreement (or any notice or agreement delivered pursuant to the terms hereof) by facsimile transmission or electronic transmission shall be as effective as delivery of a manually executed counterpart hereof; provided that the Obligors shall deliver originals of all applicable documents referenced in this Agreement by no later than three (3) Business Days after the Second Forbearance Amendment and Sixteenth Amendment Effective Date.

(b)

This Agreement expresses the entire understanding of the parties with respect to the transactions contemplated hereby. No prior negotiations or discussions shall limit, modify, or otherwise affect the provisions hereof.

(c)

Any determination that any provision of this Agreement or any application hereof is invalid, illegal or unenforceable in any respect and in any instance shall not affect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality or enforceability of any other provisions of this Agreement.

(d)

THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS AGREEMENT AND ANY DISPUTE ARISING OUT OF THE RELATIONSHIP BETWEEN THE PARTIES HERETO, WHETHER IN CONTRACT, TORT, EQUITY OR OTHERWISE, SHALL BE GOVERNED

BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW).

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have executed this Agreement as a sealed instrument by their respective duly authorized officers.

LENDER:

BANK OF AMERICA, N.A.

By:	/s/ Cynthia G. Stannard
Name:	Cynthia G. Stannard
Title:	Senior Vice President

[Signatures Continue on Next Page]

Signature Page to Amendment to Second Forbearance Agreement and

Sixteenth Amendment to Loan and Security Agreement

BORROWERS:

REVOLUTION LIGHTING TECHNOLOGIES, INC.

By:	/s/ James DePalma
Name:	James DePalma
Title:	Chief Financial Officer

LIGHTING INTEGRATION TECHNOLOGIES, LLC

By:	/s/ James DePalma
Name:	James DePalma
Title:	President

TRI-STATE LED DE, LLC

By:	/s/ James DePalma
Name:	James DePalma
Title:	President

[Signatures Continue on Next Page]

Signature Page to Amendment to Second Forbearance Agreement and

Sixteenth Amendment to Loan and Security Agreement

VALUE LIGHTING, LLC

By:	/s/ James DePalma
Name:	James DePalma
Title:	President

ALL AROUND LIGHTING, L.L.C.

By:	/s/ James DePalma
Name:	James DePalma
Title:	President

ENERGY SOURCE, LLC

By:	/s/ James DePalma
Name:	James DePalma
Title:	Secretary & Treausrer

REVOLUTION LIGHTING – E-LIGHTING, INC.

By:	/s/ James DePalma
Name:	James DePalma
Title:	President

SEESMART, LLC

By:	/s/ James DePalma
Name:	James DePalma
Title:	President

TNT ENERGY, LLC

By:	/s/ James DePalma
Name:	James DePalma
Title:	Sole Manager

[Signatures Continue on Next Page]

Signature Page to Amendment to Second Forbearance Agreement and

Sixteenth Amendment to Loan and Security Agreement

GUARANTORS:

VALUE LIGHTING OF HOUSTON, LLC

By:	/s/ James DePalma
Name:	James DePalma
Title:	President of Sole Manager

BREAK ONE NINE, INC.

By:	/s/ James DePalma
Name:	James DePalma
Title:	President

REVOLUTION LIGHTING TECHNOLOGIES – ENERGY SOURCE, INC.

By:	/s/ James DePalma
Name:	James DePalma
Title:	Secretary & Treasuer

REVOLUTION LIGHTING TECHNOLOGIES – TNT ENERGY, LLC

By:	/s/ James DePalma
Name:	James DePalma
Title:	Sole Manager

Signature Page to Amendment to Second Forbearance Agreement and

Sixteenth Amendment to Loan and Security Agreement

EXHIBIT A

Document Agenda

(see attached)

DOCUMENT AGENDA

for

SECOND AMENDMENT TO FORBEARANCE AGREEMENT AND

SIXTEENTH AMENDMENT TO LOAN AND SECURITY AGREEMENT

among

REVOLUTION LIGHTING TECHNOLOGIES, INC.,

As Borrower’s Agent

and

LIGHTING INTEGRATION TECHNOLOGIES, LLC,

TRI-STATE LED DE, LLC,

VALUE LIGHTING, LLC,

ALL AROUND LIGHTING, L.L.C.,

ENERGY SOURCE, LLC,

REVOLUTION LIGHTING – E-LIGHTING, INC.,

SEESMART, LLC, and

TNT ENERGY, LLC

As Additional Borrowers Party Thereto

and

VALUE LIGHTING OF HOUSTON, LLC,

BREAK ONE NINE, INC.,

REVOLUTION LIGHTING TECHNOLOGIES – ENERGY SOURCE, INC., and

REVOLUTION LIGHTING TECHNOLOGIES – TNT ENERGY, LLC

As Guarantors Party Thereto

BANK OF AMERICA, N.A.,

as Lender

April 30, 2019

Table of Parties

Bank of America, N.A.	“Lender” or “L”

Riemer & Braunstein LLP (Lender’s counsel)

Kevin M. Murtagh, Esq.

Riemer & Braunstein LLP
100 Cambridge Street, 22nd Floor
Boston, Massachusetts 02114

(617) 880-3437
(617) 880-3456 fax

Anthony B. Stumbo, Esq.

Riemer & Braunstein LLP
Times Square Tower, Suite 2506
Seven Times Square
New York, New York 10036
(212) 789-3153
(212) 719-0140 fax

“R&B”

Revolution Lighting Technologies, Inc.,

Lighting Integration Technologies, LLC,

Tri-State LED DE, LLC,

Value Lighting, LLC

All Around Lighting, L.L.C.

Energy Source, LLC

Revolution Lighting – E-Lighting, Inc.

Seesmart, LLC

TNT Energy, LLC

“Borrowers” or “B”

Value Lighting of Houston, LLC Break One Nine, Inc. Revolution Lighting Technologies – Energy Source, Inc. Revolution Lighting Technologies – TNT Energy, LLC	“Guarantors” or “G”

Lowenstein Sandler (Borrowers’ counsel) Michael Buxbaum, Esq. 1251 Avenue of the Americas New York, New York 10020 (646) 414-6820 (973) 422-6847 fax	“BC”

Item	Responsible Party	Status

PART ONE: LOAN AND OPERATIVE DOCUMENTS

12. Second Amendment to Forbearance Agreement and Sixteenth Amendment to Loan and Security Agreement	R&B	Final form

13. Fifth Amended and Restated Revolver Loan Note ($30,000,000)	R&B	Final form

PART TWO: ORGANIZATIONAL AND AUTHORITY DOCUMENTS

14.  Omnibus Certificate (including certified charter documents, bylaws/operating agreement, resolutions, incumbency certificate, good standing and foreign qualification certificates) for each Loan Party

	BC	See Exhibit A

Exhibit A

Organizational Documents

Company	Articles of Incorporation/ Certificate of Formation/Certificate of Limited Partnership	Bylaws/Operating Agreement/ Partnership Agreement	Resolutions	Good Standing Certificate	Foreign Qualification Certificates	Secty’s Cert/ Incumbency Cert
Revolution Lighting Technologies, Inc.	Certification that previously delivered copies are in full force and effect	Certification that previously delivered copies are in full force and effect	Rec’d 4/30	Rec’d	N/A	Rec’d 4/30

Lighting Integration Technologies, LLC	Certification that previously delivered copies are in full force and effect	Certification that previously delivered copies are in full force and effect	Rec’d 4/30	Rec’d	N/A	Rec’d 4/30

Tri-State LED DE, LLC	Certification that previously delivered copies are in full force and effect	Certification that previously delivered copies are in full force and effect	Rec’d 4/30	Rec’d	N/A	Rec’d 4/30

Exhibit to Amendment to Second Forbearance Agreement and

Sixteenth Amendment to Loan and Security Agreement

Company	Articles of Incorporation/ Certificate of Formation/Certificate of Limited Partnership	Bylaws/Operating Agreement/ Partnership Agreement	Resolutions	Good Standing Certificate	Foreign Qualification Certificates	Secty’s Cert/ Incumbency Cert
Value Lighting, LLC	Certification that previously delivered copies are in full force and effect	Certification that previously delivered copies are in full force and effect	Rec’d 4/30	Rec’d	N/A	Rec’d 4/30

All Around Lighting, L.L.C.	Certification that previously delivered copies are in full force and effect	Certification that previously delivered copies are in full force and effect	Rec’d 4/30	Rec’d	N/A	Rec’d 4/30

Energy Source, LLC	Certification that previously delivered copies are in full force and effect	Certification that previously delivered copies are in full force and effect	Rec’d 4/30	Rec’d	N/A	Rec’d 4/30

Revolution Lighting – E-Lighting, Inc.	Certification that previously delivered copies are in full force and effect	Certification that previously delivered copies are in full force and effect	Rec’d 4/30	Rec’d	N/A	Rec’d 4/30

Exhibit to Amendment to Second Forbearance Agreement and

Sixteenth Amendment to Loan and Security Agreement

Company	Articles of Incorporation/ Certificate of Formation/Certificate of Limited Partnership	Bylaws/Operating Agreement/ Partnership Agreement	Resolutions	Good Standing Certificate	Foreign Qualification Certificates	Secty’s Cert/ Incumbency Cert
Seesmart, LLC	Certification that previously delivered copies are in full force and effect	Certification that previously delivered copies are in full force and effect	Rec’d 4/30	Rec’d	N/A	Rec’d 4/30

TNT Energy, LLC	Certification that previously delivered copies are in full force and effect	Certification that previously delivered copies are in full force and effect	Rec’d 4/30	Rec’d	N/A	Rec’d 4/30

Value Lighting of Houston, LLC	Certification that previously delivered copies are in full force and effect	Certification that previously delivered copies are in full force and effect	Rec’d 4/30	Rec’d	N/A	Rec’d 4/30

Break One Nine, Inc.	Certification that previously delivered copies are in full force and effect	Certification that previously delivered copies are in full force and effect	Rec’d 4/30	Rec’d	N/A	Rec’d 4/30

Exhibit to Amendment to Second Forbearance Agreement and

Sixteenth Amendment to Loan and Security Agreement

Company	Articles of Incorporation/ Certificate of Formation/Certificate of Limited Partnership	Bylaws/Operating Agreement/ Partnership Agreement	Resolutions	Good Standing Certificate	Foreign Qualification Certificates	Secty’s Cert/ Incumbency Cert
Revolution Lighting Technologies – Energy Source, Inc.	Certification that previously delivered copies are in full force and effect	Certification that previously delivered copies are in full force and effect	Rec’d 4/30	Rec’d	N/A	Rec’d 4/30

Revolution Lighting Technologies – TNT Energy, LLC	Certification that previously delivered copies are in full force and effect	Certification that previously delivered copies are in full force and effect	Rec’d 4/30	Rec’d	N/A	Rec’d 4/30

Exhibit to Amendment to Second Forbearance Agreement and

Sixteenth Amendment to Loan and Security Agreement